Sub-Adviser,"Goldman Sachs Asset Management, L.P."
Fund Name,PFI MidCap Value Fund I
Issuer,Newfield Exploration Co. Stock
Date of Purchase,02/26/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of
Syndicate,"Goldman, Sachs & Co."
 Purchase Price ,$23.25
Aggregate % of Issue Purchased by the Firm,2.67%
" Commission, Spread or Profit ",$0.75
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Transcontinental Gas Pipe Line Co LLC Notes
Date of Purchase,01/19/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.83
Aggregate % of Issue Purchased by the Firm,1.45%
" Commission, Spread or Profit ",0.65%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"Treehouse Foods, Inc. Notes"
Date of Purchase,01/21/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.50%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"CCO Holdings, LLC and CCO Holdings Capital
Corp. Notes"
Date of Purchase,02/04/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.44%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,PulteGroup Inc. Notes
Date of Purchase,02/25/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.46%
" Commission, Spread or Profit ",0.65%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,03/01/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.18%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Level 3 Financing Inc. Notes
Date of Purchase,03/08/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.92%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,ESH Hospitality Inc. Notes
Date of Purchase,03/11/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$98.50
Aggregate % of Issue Purchased by the Firm,1.35%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Anadarko Petroleum Corporation Notes
Date of Purchase,03/14/2016
Underwriter From Whom Purchased,Barclays
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.97
Aggregate % of Issue Purchased by the Firm,1.07%
" Commission, Spread or Profit ",0.60%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Anadarko Petroleum Corporation Notes
Date of Purchase,03/14/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.69
Aggregate % of Issue Purchased by the Firm,0.54%
" Commission, Spread or Profit ",0.65%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Anadarko Petroleum Corporation Notes
Date of Purchase,03/14/2016
Underwriter From Whom Purchased,Mizuho Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.92
Aggregate % of Issue Purchased by the Firm,0.54%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Avis Budget Car Rental LLC / Avis Budget
Finance Inc. Notes
Date of Purchase,03/14/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.21%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Intelsat Jackson Holding Notes
Date of Purchase,03/21/2016
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.31%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"Aleris International, Inc. Notes"
Date of Purchase,03/22/2016
Underwriter From Whom Purchased,Credit Suisse
Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.46%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Boyd Gaming Corporation Notes
Date of Purchase,03/22/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.30%
" Commission, Spread or Profit ",1.53%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"CenturyLink, Inc. Notes"
Date of Purchase,03/22/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.27%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,AMC Networks Inc. Notes
Date of Purchase,03/23/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,8.79%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,HD Supply Inc. Notes
Date of Purchase,03/28/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.22%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"T-Mobile USA, Inc. Notes"
Date of Purchase,03/29/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.85%
" Commission, Spread or Profit ",0.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Western Digital Corporation Notes
Date of Purchase,03/30/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.51%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Western Digital Corporation Notes
Date of Purchase,03/30/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.29%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y